Exhibit 10.1



                            AMENDMENT AGREEMENT NO. 2

                  AMENDMENT AGREEMENT NO. 2, dated June 29, 2000 (this "Agreement"), to the Amended and Restated Credit Agreement dated as of July 9, 1999 (as amended, restated or modified from time to time, the "Credit Agreement"), among KASPER A.S.L., LTD., a Delaware corporation (the "Borrower"), the Guarantors named therein, the financial institutions from time to time party thereto (collectively, the "Lenders"), THE CHASE MANHATTAN BANK, as administrative and collateral agent for the Lenders (in such capacity, the "Agent") and THE CIT GROUP/COMMERCIAL SERVICES, INC., as collateral monitor (in such capacity, the "Collateral Monitor"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                  WHEREAS, the Borrower has requested that the Lenders agree to amend certain terms and provisions of the Credit Agreement;

                  WHEREAS, the Lenders party hereto, Borrower and Guarantors have agreed to amend the Credit Agreement as described herein;

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

                  Upon the fulfillment of the conditions set forth in Section 3 below the Credit Agreement is hereby amended as follows:

                  1.1 Section 7.07 of the Credit Agreement is hereby amended by deleting the amount "$7,504,000" appearing in such section and substituting therefor the amount "$9,000,000".

                  1.2 Section 7.08 of the Credit Agreement is hereby amended by deleting the percentage "62%" appearing opposite the date June 30, 2000 in such section and substituting the percentage "65%" therefor.

                  1.3 Section 7.09 of the Credit Agreement is hereby amended by deleting the ratios "0.95:1.00" and "1.20:1.00" appearing opposite the dates "June 30, 2000" and "September 30, 2000", respectively, and substituting therefor the ratios "0.80:1.00" and "1.05:1.00", respectively.

                  1.4 Section 7.10 of the Credit Agreement is hereby amended by deleting the dates "June 30, 2000" and "July 1, 2000" appearing therein and substituting the dates "August 31, 2000" and "September 1, 2000" therefor, respectively.

                  1.5 Exhibit A of the Credit Agreement is hereby amended by deleting the amounts "$43,000", "$45,000" and "$45,000" appearing below the dates "Jun `00", "Jul '00" and "Aug '00" and, in each case, substituting the amount "$48,000" therefor (for purposes of clarity, in accordance with Exhibit A, the foregoing amounts represent $43,000,000, $45,000,000 and $48,000,000, respectively).

         SECTION 2. CONFIRMATION OF LOAN DOCUMENTS

                  2.1 Each Loan Party, by its execution and delivery of this Agreement, irrevocably and unconditionally ratifies and confirms in favor of the Agent that it consents to the terms and conditions of the Credit Agreement as it has been amended by this Agreement and that notwithstanding this Agreement, each Loan Document to which such Loan Party is a party shall continue in full force and effect in accordance with its terms, as it has been amended by this Agreement, and is and shall continue to be applicable to all of the Obligations.

         SECTION 3. CONDITIONS PRECEDENT

                  This Agreement shall become effective upon the execution and delivery to the Agent of counterparts hereof by the Borrower, each Guarantor and the Lenders constituting Required Lenders and the fulfillment of the following conditions:

                  3.1 The Agent shall have received an executed copy of the fee agreement, dated the date hereof, between the Agent and the Borrower.

                  3.2 Messrs. Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel to the Agent, shall have received payment in full for all legal fees charged, and all costs and expenses incurred and invoiced, by such counsel through the date hereof and all legal fees charged, and all costs and expenses incurred, by such counsel in connection with the transactions contemplated under this Agreement and the other Loan Documents and instruments in connection herewith and therewith.

                  3.3 All legal matters in connection with this Agreement shall be satisfactory to the Agent and its counsel in their sole discretion.

                  3.4 The Agent shall have received a certificate signed by a Financial Officer of the Borrower and each Guarantor that (i) both before and after giving effect to this Agreement all representations and warranties contained in this Agreement and the Credit Agreement shall be true and correct and (ii) both before and after giving effect to the transactions contemplated herein there exists no Default or Event of Default.

                  3.5 The Agent shall have received such other documents as the Agent or Agent's counsel shall reasonably deem necessary.

         SECTION 4. MISCELLANEOUS

                  4.1 The Borrower and each Guarantor reaffirms and restates the representations and warranties set forth in Article IV of the Credit Agreement, and both before and after giving effect to this Agreement, and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date. Each Loan Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent that:

                  (a) It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

                  (b) No consent of any other person (including, without limitation, shareholders or creditors of any Loan Party), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Agreement;

                  (c) This Agreement has been duly executed and delivered on behalf of each Loan Party by a duly authorized officer, and constitutes a legal, valid and binding obligation of each Loan Party enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

                  (d) The execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of any Loan Party.

                  4.2 Except, as herein expressly amended, the Credit Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

                  4.3 All references to the Credit Agreement in the Credit Agreement and the other Loan Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Credit Agreement as amended hereby and as may in the future be amended, restated, supplemented or modified from time to time.

                  4.4 This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

                  4.5 Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  4.6 THIS AGREEMENT, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                  4.7 The parties hereto shall, at any time and from time to time following the execution of this Agreement, execute and deliver all such further instruments and take all such further actions as may be reasonably necessary or appropriate in order to carry out the provisions of this Agreement.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

                  IN WITNESS WHEREOF, the Borrower, Guarantors, the Agent, the Collateral Monitor and the Required Lenders have caused this Amendment Agreement No. 2 to be duly executed by their respective authorized officers as of the day and year first above written.

                               KASPER A.S.L., LTD., as Borrower


                               By: /s/ Lester E. Schreiber
                                  ----------------------------------
                                  Name: Lester E. Schreiber
                                  Title: Chief Operating Officer and Secretary

                               A.S.L. RETAIL OUTLETS, INC., as a Guarantor


                               By: /s/ Lester E. Schreiber
                                  ----------------------------------
                                  Name: Lester E. Schreiber
                                  Title: Vice President and Secretary

                               ASL/K LICENSING CORP., as a Guarantor


                               By: /s/ Lester E. Schreiber
                                  ----------------------------------
                                  Name: Lester E. Schreiber
                                  Title: Vice President and Secretary

                               KASPER A.S.L. EUROPE, LTD., as a Guarantor


                               By: /s/ Lester E. Schreiber
                                  ----------------------------------
                                  Name: Lester E. Schreiber
                                  Title: Senior Vice President and Treasurer

                               KASPER HOLDINGS INC., as a Guarantor


                               By: /s/ Lester E. Schreiber
                                  ----------------------------------
                                  Name: Lester E. Schreiber
                                  Title: Secretary and Treasurer

                                    AKC ACQUISITION, LTD., as a Guarantor


                                    By: /s/ Lester E. Schreiber
                                       ----------------------------------
                                       Name: Lester E. Schreiber
                                       Title: Treasurer

                                    LION LICENSING, LTD., as a Guarantor


                                    By: /s/ Lester E. Schreiber
                                       ----------------------------------
                                       Name: Lester E. Schreiber
                                       Title: Treasurer

                                    ASIA EXPERT LIMITED, as a Guarantor


                                    By: /s/ Lester E. Schreiber
                                       ----------------------------------
                                       Name: Lester E. Schreiber
                                       Title: Vice President and Secretary

                                    TOMWELL LIMITED, as a Guarantor


                                    By: /s/ Lester E. Schreiber
                                       ----------------------------------
                                       Name: Lester E. Schreiber
                                       Title: Vice President and Secretary

                                    VIEWMON LIMITED, as a Guarantor


                                    By: /s/ Lester E. Schreiber
                                       ----------------------------------
                                       Name: Lester E. Schreiber
                                       Title: Vice President and Secretary

                                    THE CHASE MANHATTAN BANK, as Lender


                                    By: /s/ George E. Neuman
                                       -------------------------------
                                       Name: George E. Neuman
                                       Title: Vice President

                          THE CHASE MANHATTAN BANK, as Agent


                          By: /s/ George E. Neuman
                             -------------------------------
                             Name: George E. Neuman
                             Title: Vice President

                          THE CIT GROUP/COMMERCIAL SERVICES, INC., as Lender


                          By: /s/ Deborah Rogut
                             -------------------------------
                             Name: Deborah Rogut
                             Title: Vice President

                          THE CIT GROUP/COMMERCIAL SERVICES, INC., as Collateral Monitor


                          By: /s/ Deborah Rogut
                             -------------------------------
                             Name: Deborah Rogut
                             Title: Vice President

                          LASALLE BANK, N.A., as Lender


                          By: /s/ Natalie Petrie
                             -------------------------------
                             Name: Natalie Petrie
                             Title: Commercial Banking Officer

                          FLEET CAPITAL CORPORATION, as Lender


                          By: /s/ Frank J. Galle
                             -------------------------------
                             Name: Frank J. Galle
                             Title: Senior Vice President

                          FINOVA CAPITAL CORPORATION, as Lender


                          By: /s/ G. C. Wordell
                             ----------------------------------
                             Name: G. C. Wordell
                             Title: Authorized Signer

                                   ISRAEL DISCOUNT BANK OF NEW YORK, as Lender


By: /s/ Matilde Reyes              By: /s/ Howard Weinberg
    ---------------------              ---------------------------
    Name: Matilde Reyes                Name: Howard Weinberg
    Title: Vice President              Title: First Vice President


                                   PNC BANK, NATIONAL ASSOCIATION, as Lender


                                   By: /s/ Rose M. Crump
                                      ---------------------
                                      Name: Rose M. Crump
                                      Title: Vice President

                                   DEBIS FINANCIAL SERVICES, INC., as Lender


                                   By: /s/ James M. Vandervalk
                                      ------------------------------
                                      Name: James M. Vandervalk
                                      Title: President, ABL Division


                                   BANK LEUMI USA, as Lender


                                   By: /s/ Steven Farron
                                      ---------------------
                                      Name: Steven Farron
                                      Title: Vice President